EXHIBIT 10(b)

                                  OFFICE LEASE

        THIS LEASE, made by and between Life Insurance Company of Georgia ("Landlord") and HotelView Corporation, ("Tenant") as of May 1, 1995.

        1.     BASIC LEASE PROVISIONS.

               This Paragraph is an integral part of the Lease and all defined terms under the Lease as contained herein shall be governed hereby:

(a)  LANDLORD'S MAILING ADDRESS:     Life Insurance Company of Georgia
                                     c/o The Investment Centre, Inc.
                                     P. O. Box 105242
                                     Atlanta, Georgia  30348

(b)  TENANT'S MAILING ADDRESS:       HotelView Corporation
                                     1600 S. Dixie Highway
                                     Suite 3AB
                                     Boca Raton, Florida  33432

(c)  PREMISES:                       Suites 3AB and 3CD in the building
                                     known as Royal Palm Towers III, located at 1600 South Dixie Highway, Boca Raton,
                                     Florida 33432 (The "Building")

(d)  RENTABLE AREA:                  3,525 square feet

(e)  TENANT'S PRO RATA SHARE:        N/A

(f)  GROSS RENT:                     As more fully described in Addendum B in
                                     dollars per square foot per annum,
                                     together with any and all applicable sales or rent tax thereon, on the first day of each month in advance without demand and without deduction, counterclaim, or set off, at the offices of Landlord. (See
                                     Paragraph 4).

(g)  RENTAL ADJUSTMENTS:             See Paragraph 6.

(h)  SECURITY DEPOSIT:               $3,535.00 (See Paragraph 7.)

(i)  TERM:                           Twenty four months from the
                                     Commencement date.

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(j)  COMMENCEMENT DATE (OF TERM):    May 1, 1995

(k)  TERMINATION DATE (OF TERM):     April 30, 1997

(l)  PERMITTED USE:                  Office (See Paragraph 9.)

(m)  RENEWAL OPTION:                 One, for two years (See Paragraph 33.)

        2.     PREMISES.

               Landlord, in consideration of the covenants and agreements to be performed by Tenant and on the terms and conditions hereinafter stated, hereby leases to Tenant and Tenant hereby leases the Premises from Landlord.

        3.     LEASE TERM.

               The initial term of this lease (the "Term") is Twenty-four (24) months. The Term shall commence on the Commencement Date and shall terminate on the Termination Date. The Term shall be subject to earlier termination as hereinafter provided.

        4.     GROSS RENT.

               Tenant agrees to pay to Landlord as rent for the Premises, without prior notice or demand, and without deduction, counterclaim or set off, the Gross Rent subject, however, to adjustment as hereinafter provided, on or before the first day of the first full calendar month of the Term and a like sum on or before the first day of each and every successive calendar month thereafter during the Term, except that the first month's Gross Rent shall be paid upon the execution hereof. Gross Rent for any period during the Term which is for less than one (1) month shall be prorated portion of the monthly installment herein, based upon a thirty (30) day month. Gross Rent shall be paid to Landlord, at its office as set forth in Paragraph 1(a), in lawful money of the United States of America, which shall be legal tender at the time of payment or to such other person or at such other place as Landlord may, from time to time, designate in writing. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Gross Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Gross Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Gross Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Gross Rent or pursue any other remedy provided in this Lease.

        5.     INTENTIONALLY OMITTED.

        6.     GROSS RENT ADJUSTMENT.

               Notwithstanding anything to the contrary herein contained, it is agreed by the Landlord and the Tenant that the Gross Rent provided to be paid by the Tenant to the Landlord under the initial term of this Lease or any renewals or extensions thereof shall be increased upon

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renewal of this lease and each term thereafter by an amount equal to the lesser of (a) five (5%) percent of the rent for the year immediately preceding the renewal or extension or (b) the increase in the cost of living, if any, since the Commencement Date of the Lease determined in the manner hereinafter set forth. The cost of living increase in Gross Rent shall be determined by dividing the Gross Rent (being the rental for the first year of the term of the Lease) by the index number for the last date for which computation has been made in the column for "ALL ITEMS" in the table entitled "Consumer's Price Index - U.S. City Average for all Urban consumers, All Items (1982-84=100)" published monthly in the "Monthly Labor Review" of the Bureau of Labor Statistics of the United States Department of Labor (the "Index") for the month which is the third month immediately prior to the first month of the term of this Lease, and subsequently multiplying that product by the index number for the month immediately preceding the commence of the lease year for which the computation is being made. In the event that the Bureau of Labor Statistics shall change the Index (now 1982-84=100), the new index shall be substituted for the Index in making the above computation. In no event shall the Gross Rent be diminished by any change in the Index. In the event that at any time during the term of this Lease, the U.S. Bureau of Labor Statistics shall discontinue the issuance of the Index or a substitute therefor, then it is agreed that in such event,t he parties shall accept comparable statistics on the purchasing power of the consumer dollar, as published by a responsible financial periodicals of recognized authority chosen by the Landlord.

        7.     SECURITY DEPOSIT.

               Landlord acknowledges receipt of the Security Deposit which shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of Gross Rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any Gross Rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other los or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall within five (5) days after demand therefore, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform any provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlords' option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term. In the event of termination of Landlords' interest in this Lease, Landlord shall transfer the Security Deposit to Landlord's successor in interest and shall thereupon be released from all liability for the return of the Security Deposit, and Tenant shall look solely to the new landlord for the return of the Security Deposit, and this provision shall apply toe very transfer or assignment made of the Security Deposit to the new landlord. The Security Deposit shall not be assigned or encumbered by Tenant and any attempted assignment or encumbrance by Tenant shall be void.

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        8.     LEASEHOLD IMPROVEMENTS.

               Any and all leasehold improvements are to be completed at the Tenant's sole cost and expense. The Tenant accepts the demised premises in their condition as of January 18, 1993 and agrees to return them to this condition upon termination of, or any extension of, this lease.

        9.     USE.

               Tenant shall use the Premises only for the Permitted Use (as set forth in Paragraph (1) hereof) and shall not use or permit the Premises to be used for any other purpose without prior written consent of Landlord. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing insurance rating of the Building or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectional purpose, nor shall Tenant cause, maintainor permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

        10.    COMPLIANCE WITH LAW.

               Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated.

        11.    ALTERATIONS AND ADDITIONS.

               Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without the written consent of Landlord, which consent shall not be unreasonably withheld, first had an obtained in each and every instance and any alterations, additions or improvements to or of said Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall on the expiration of the term become a part of the realty and belong to the Landlord and shall be surrendered. Landlord's decision to refuse such consent shall be conclusive.

        12.    REPAIRS.

               (a) Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, damage thereto from causes beyond the reasonable control of Tenant and ordinary wear and tear excepted. Tenant shall upon the expiration or sooner termination of this Lease hereof surrender the Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Landlord shall have no obligation to alter, remodel, improve, repair,

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decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the building and Tenant's occupancy of the Premises shall be conclusive evidence that the Premises are satisfactory to Tenant.

               (b) Notwithstanding the provisions of Subparagraph (a) hereinabove, Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating, roof and electrical systems, installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of the Tenant, it agents, servants, employees or invitees, in which case Tenant shall directly and individually, pay to Landlord the reasonable cost of such maintenance and repairs. landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as may be hereinafter provided, there shall be no abatement of Gross Rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect, except in the case of emergencies.

        13.    MECHANICS' LIENS OR CLAIMS.

               Nothing contained in this Lease shall be construed as a consent on the part of the Landlord to subject the estate or the Landlord to liability under the Mechanics' Lien Law of the State of Florida, it being expressly understood that the Landlord's estate shall not be subject to such liability. Tenant shall strictly comply with the Mechanic's Lien Law of the State of Florida as set forth in Florida Statutes Section 713. In the event that a mechanic's claim of lien is filed against the property in connection with any work performed by or on behalf of the Tenant, the Tenant shall satisfy such claim, or shall transfer same to security, within ten (10) days from the date of filing. In the event that the Tenant fails to satisfy or transfer such claim within said ten (10) day period, the Landlord may do so and thereafter charge the Tenant, as additional rent, all costs incurred by the Landlord in satisfaction or transfer of such claim, including attorneys' fees. Further, the Tenant agrees to indemnify, defend and save the Landlord harmless from and against any damage or loss incurred by the Landlord as a result of any such mechanics' claim of lien. If so requested by the Landlord, the Tenant shall execute a short form or memorandum of this Lease, which may, in the Landlord's discretion be recorded in the Public Records for the purpose of protecting the Landlord's estate from mechanics' claims of lien, as provided in Florida Statutes Section 713.10. The security deposit paid by the Tenant may be used by the landlord for the satisfaction or transfer of any mechanics' claim or lien, as provided in this Paragraph. This Paragraph shall survive the termination of the Lease. Tenant agrees that by execution of this Lease it agrees that Landlord may file in the Public Records of Palm Beach County, Florida, a Notice of Limitation of Landlord's liability in form and content similar to Exhibit "A" attached hereto.

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        14.    ASSIGNMENT AND SUBLETTING.

               (a) Tenant shall not (i) assign, transfer, mortgage, pledge or otherwise encumber or dispose of this Lease or any interest under it; (ii) sublet the Premises or any part thereof except as agreed to in Addendum B, or
(iii) permit the Premises or any part thereof to be occupied by other persons. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law.

               (b) If the Landlord shall consent to any assignment or subletting, or any assignment or subletting is permitted hereunder, neither Tenant nor any assignee shall be relieved of any liability hereunder and in the event of default by assignee in the performance of any of the terms hereof, no notice of such default or demand of any kind need be served on Tenant or assignee to hold him or them liable to Landlord. Landlord may consent to subsequent assignments and subletting without notifying Tenant or any assignee and without obtaining his or their consent thereto. If this Lease is assigned, or if the Premises or any part thereof is sublet or occupied by anybody other than the Tenant, the Landlord may collect rent from the assignee, subtenant or occupant and apply the net amount collected to the Gross Rent herein reserved, but no such collection shall be deemed a waiver of any breach of this covenant, or the acceptance of the assignee, subtenant or occupant as tenant or a release of the Tenant from the further observance and performance by the Tenant of the covenants herein contained. Tenant shall deliver to Landlord a duplicate original of any assignment or subletting of the Premises. Landlord's prior written consent to any assignment or subletting of this Lease shall not relieve Tenant of the necessity of obtaining such consent to any other or further assignment or subletting. With respect to this paragraph, Landlord's consent shall not be unreasonably withheld.

        15.    INDEMNIFICATION AND NON-LIABILITY OF LANDLORD.

               (a) Tenant hereby agrees to defend, pay, indemnify and save free and harmless Landlord from and against any and all claims, demands, fines, suits, actions, proceedings, orders, decrees and judgments of any kind or nature by or in favor of anyone whosoever and from and against any and all costs and expenses, including attorneys' fees, resulting from or in connection with loss of life, bodily or personal injury or property damage arising, directly or indirectly, out of or from or on account of any occurrence in, occasioned wholly or in part through the use and occupancy of the Premises or by any act or omission of Tenant or any subtenant, concessionaire or licensee of Tenant, or their respective employees, agents, contractors or invitees in, upon, at or from the Premises or its appurtenances or the Building.

               (b) Tenant and all those claiming by, through or under Tenant shall store their property in and shall occupy and use the Premises and any improvements therein and appurtenances thereto and all other portions of the Building solely at their own risk and Tenant and all those claiming by, through or under Tenant hereby release Landlord, to the full extent permitted by law, from all claims of every kind, including loss of life, personal or bodily injury, damage to merchandise, equipment, fixtures or other property or damage to business or for business interruption arising, directly or indirectly, out of or from or on account of such occupancy and use or resulting from any present or future condition or state of repair thereof.

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               (c) Landlord shall not be responsible or liable at any time to
Tenant, or to those claiming by, through or under Tenant, for any loss of life, bodily or personal injury, or damage to property or business, or for business interruption, that may be occasioned by or through the acts, omissions or negligence of any other persons, or any other tenants or occupants of any portion of the Building.

               (d) Tenant shall give prompt notice to Landlord in case of fire or other casualty or accidents in the Premises or in the Building of which the Premises forms a part or of any defects therein or in any of its fixtures, machinery or equipment.

               (e) In case Landlord, without fault on its part, shall be made a party to any litigation commenced by or against Tenant for any acts occurring on Tenant's Premises, then Tenant shall indemnify and hold Landlord harmless therefrom and shall pay Landlord all costs and expenses, including reasonable attorneys' fees, which Landlord may sustain by reason of any act or failure to act on the part of the Tenant.

               (f) Anything contained in this lease to the contrary notwithstanding, Tenant shall look solely to the estate and property of the Landlord in the land and buildings comprising the Building of which the Premises forms a part for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms and provisions of this Lease to be observed and/or performed by Landlord, subject, however, to the prior rights of any ground or underlying lessors or the holder of any mortgage covering the Building, and no other assets of the Landlord shall be subject to levy, execution or other judicial process for the satisfaction o f Tenant's claim. In the event Landlord conveys or transfers its interest in the Building or in this Lease or makes a lease of the entire Building, except as collateral security for a loan, upon such conveyance or transfer or lease, Landlord (and in the case of any subsequent conveyances or transfers or leases the then grantor or lessor transferor) shall be entirely released and relieved from all liability with respect to the performance of any covenants and obligations on the part of the Landlord to be performed hereunder from and after the date of such conveyance or transfer of lease, provided that any amounts then due and payable to Tenant by Landlord (or by the then grantor, lessor or transferor) or any other obligation then to be performed by Landlord (or by the then grantor, lessor transferor) for Tenant under any provisions of this Lease, shall either be paid or performed by Landlord (or by the then grantor, lessor or transferor) or such payment or performance shall be assumed by the grantee, lessee or transferee; it being intended hereby that the covenants and obligations on the part of the Landlord to be performed hereunder, subject as aforesaid, shall be binding on Landlord, its successors and assigns only during and in respect of their respective periods of ownership of an interest in the Building or in this Lease. This provision shall not be deemed, construed or interpreted to be or constitute an agreement, express or implied, between Landlord and Tenant that the Landlord's interest hereunder and in the Building or any part thereof shall be subject to impressment of an equitable lien.

        16.    LIABILITY INSURANCE.

               Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against

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any liability for damages to persons and Property arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto in amounts of not less than Five Hundred Thousand ($500,000.00) Dollars in the event of injury to one person, and One Million ($1,000,000.00) Dollars in the event of injury to a number of persons in the same accident, and One Hundred Thousand ($100,000.00) Dollars in the event of property damage. The limit of said insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may carry said insurance under a blanket policy, providing, however, said insurance by Tenant shall have a Landlord's protective liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder, shall be in companies rated A+ AAA or better in "Best's Insurance Guide" and licensed to do business under the insurance laws in the State of Florida. Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject to reduction of coverage except after thirty (30) days' prior written notice to Landlord. As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsement, if required by their insurer, to evidence compliance with the aforementioned waiver.

        17.    SERVICES AND UTILITIES.

               During the Term, Landlord will provide the following services:

               (a)    Heat and air conditioning in common areas.

               (b) Automatically operated elevator service, electrical current for normal office use, cold water for normal drinking and lavatory purposes at all times and on all days throughout the year.

               (c)    Monthly exterminating.

               Landlord shall also cause to be maintained and lighted the common stairs, common entries and toilet rooms in the Building of which the Premises are a part. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction of rental by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the control of Landlord. landlord shall not be liable under any circumstances for a loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, and the cost of operation and maintenance thereof shall be paid by Tenant to landlord upon demand by Landlord.

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        18.    LANDLORD'S RIGHT OF ENTRY.

               Landlord reserves and shall at any and all times have the right to enter the Premises, inspect the same, supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of Gross Rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property. Any entry to the Premises obtained by Landlord by any of said means, or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or any eviction of Tenant from the Premises or any portion thereof.

        19.    DESTRUCTION/DAMAGE

               If the Premises are made unrentable in whole or in part by fire or other casualty, until repairs shall be made or the Lease terminated as hereinafter provided, the Gross Rent shall be apportioned on a pro rata basis according to the part of the Premises which is usable by the Tenant if, but only if, such fire or other casualty is not caused by the fault or negligence of the Tenant, its contractors, invitees, agents, or employees. If such damage shall be so extensive that the Premises cannot be restored by the Landlord within a period of six (6) months, either party shall have the right to cancel this Lease by notice to be other given at any time within thirty (30) days after the date of such damage; except that if such fire or casualty resulted from the Tenant's fault or negligence the Tenant shall have no right to cancel. If a portion of the Building other than the Premises shall be so damaged that in the opinion of the Landlord the Building should be restored in such a way as to alter the Premises materially, either the Landlord or the Tenant may cancel this lease by notice to the other given at any time within thirty (30) days after the date of such damage. In the event of giving effective notice pursuant to this Paragraph, this Lease and the term and the estate hereby granted shall expire on the date fifteen (15) days after the giving of such notice as fully and completely as if such date were the date hereinbefore set for the expiration of the term of this Lease. Notwithstanding anything to the contrary contained in this Paragraph, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Paragraph occurs during the last twelve (12) months of the term of this Lease or any extension thereof or in excess of any insurance proceeds received by Landlord. Landlord agrees to maintain during the term of this Lease one hundred (100%) percent replacement cost insurance. Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or

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replacements of, including but not limited to, any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the Premises by Tenant. The Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or because of damage to Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

        20.    DEFAULT.

               The occurrence of any one or more the following events shall constitute a default and breach of this Lease by Tenant: (a) the failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due; (b) the vacating or abandonment of the Premises by Tenant; (c) the assignment of the Lease or the subletting of all or part of the Premises, either voluntarily or by operation or law without the written consent of Landlord; (d) the failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in Paragraphs (a), (b) or (c) above, where such failure shall continue for a period of ten (10) days after written notice thereof by Landlord to Tenant, provided, however, that if the nature of Tenant's default is such that more than ten (10) days are reasonably required for its cure then Tenant shall not be deemed to be in default if Tenant commences such cure within a ten (10) day period and thereafter diligently prosecutes such cure to completion, or (e) the making by Tenant of any general assignment or general arrangement for the benefit of creditors; or (f) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition of reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a Petition filed against Tenant, the same is dismissed within sixty (60) days, the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

        21.    LANDLORD'S REMEDIES FOR TENANT'S BREACH.

               In case of any aforementioned default, Landlord shall have the option to pursue any one or more of the following remedies: (i) Landlord shall have the right, at its election, to cancel and terminate this Lease and dispossess Tenant; or (ii) Landlord shall have the right without terminating or canceling this Lease to declare all amounts and Gross Rents due under this Lease for the remainder of the existing term (or any applicable extension or renewal thereof) to be immediately due and payable, and thereupon all Gross Rents and other charges due hereunder to the end of the initial term or any renewal term, if applicable, shall be accelerated; or (iii) Landlord may elect to enter and repossess the Premises and relet the Premises for Tenant's account, holding Tenant liable in damages for all expenses incurred in any such reletting and for any difference between the amount of rent received from such reletting and the Gross Rent due and payable under the terms of this Lease. Landlord, in putting the Premises in good order or preparing the same for re-rental may, at Landlord's option, make such alterations, repairs, and/or replacements in and to the Premises as Landlord, in its sole judgment, may then consider advisable or necessary, without releasing Tenant from liability hereunder as aforesaid. Landlord will in no event be liable in any way whatsoever for failure to re-let the Premises, or, if the Premises are re-let, for failure to collect the rent and under such re-letting, and in no event will Tenant be entitled to receive the excess, if any, of such net rents collected over the sums payable by Tenant to Landlord hereunder. Tenant hereby expressly waives any and all rights or redemption granted by or under any present or future laws.

               All of the rights and remedies set forth in this Lease in favor of Landlord to redress any default of Tenant shall be deemed to be, and are hereby declared to be, non-exclusive and Landlord hereby reserves unto itself all such rights and remedies as may be recited in this Lease, together with all other rights and remedies permitted under the laws of the State of Florida. The exercise of any one remedy shall not preclude the exercise of any other remedy, nor shall the failure to exercise any remedy, on any occasion or occasions, be deemed a waiver by Landlord of its right to exercise any such remedy on any other such occasion or occasions.

        22.    EMINENT DOMAIN.

               If all or any portion of the Premises or the Building should be taken by any condemnation or eminent domain proceedings, or same should be sold in lieu of condemnation, at Landlord's election this Lease will terminate on the effective date of the taking. Landlord will be entitled to all awards for such taking, and Tenant shall not be entitled and expressly waives its right to all or any portion of the award. If this Lease is not terminated in accordance with the foregoing provisions of this paragraph, the Gross Rent will be ratably reduced according to the area of the Premises which is taken.

        23.    PARKING.

               The parking spaces are provided by Landlord as a convenience to tenants and the guests or customers of tenants and shall be used at the sole and exclusive risk of the Tenant and guests or customers of said Tenant. The Landlord does not accept any responsibility for injury to any persons whosoever, damage or loss of any automobiles, while in the parking facility, unless Landlord was negligent. Landlord shall have the right to designate specified areas for employee parking, which may be more distant from the building than guest or visitor parking.

        24.    SUBORDINATION.

               (a) This Lease is subject and subordinate to each and every trust indenture and mortgage (collectively the "Mortgages") which may now or hereafter affect the Building and to all renewals, extensions, supplements, amendments, modifications, consolidations and replacements thereof or thereto, substitutions therefor, and advances made thereunder. This clause shall be self-operative and no further instrument of subordination shall be required to make the interest of any trustee or mortgagee of a Mortgage superior to the interest of Tenant hereunder. In confirmation of such subordination, however, Tenant shall execute promptly any certificate that Landlord may request and Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificate or certificates for and on behalf of Tenant. However, should any mortgagee under any such Mortgage request that this Lease be made superior, rather than subordinate, to any such Mortgage, then Tenant within ten (10) days following Landlord's written request therefor, agrees to execute and deliver, without charge, any and all documents (in a form acceptable to landlord and such mortgagees) effectuating such priority. Tenant covenants and agrees that, except as expressly provided herein, Tenant shall not do anything that would constitute a default under any Mortgage, or omit to do anything that Tenant is obligated to do under the terms of this Lease so as to cause Landlord to be in default under any of the foregoing.

               (b) Tenant agrees, at the election and upon demand of any owner of the Building, or of any mortgagee in possession of the Building, to attorn, from time to time, to any such owner or mortgagee, upon the then executory terms and conditions of this Lease, for the remainder of the term originally demised in this Lease, provided that such owner or mortgagee, as the case may be, or receiver caused to be appointed by any of the foregoing, shall then be entitled to possession of the Building. The provisions of this Subparagraph (b) shall inure to the benefit of any such owner or mortgagee, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Tenant, however, upon demand of any such owner, lessor or mortgagee, agrees to execute, from time to time, instruments in confirmation of the foregoing provision of this Subparagraph (b), satisfactory to any such owner or mortgagee, acknowledging such attornment and setting forth the terms and conditions of its tenancy. Nothing contained in this Subparagraph (b) shall be construed to impair any right otherwise exercisable by any such owner or mortgagee.

               (c) Landlord agrees as an expressed condition precedent to Tenant's subordination to this Lease to any Mortgage as provided in subparagraph
(a) above, Landlord will obtain and deliver to Tenant from any Mortgagee now or hereafter holding a Mortgage affecting the Premises, a non-disturbance agreement for the benefit of Tenant, substantially to the effect that as long as Tenant is not in default under the Gross Rent or additional rent or any of the other covenants or conditions of this Lease after notice (if required) and for longer than the respective grace or cure period provided in this Lease, its rights as Tenant hereunder shall not be terminated and possession of Tenant shall not be disturbed by any Mortgagee or by any proceeding on the debt which any Mortgagee secures.

        25.    ESTOPPEL CERTIFICATES.

               From time to time, within seven (7) days next following Landlord's request Tenant shall deliver to Landlord, or such other party as Landlord may direct, a certificate stating that the Lease is in full force and effect and Landlord is not in default (or stating specifically any exceptions thereto) and any other matters requested by Landlord.

        26.    HOLDING OVER.

               If the Tenant retains possession of the Premises or any part thereof after the termination of the term or any extension thereof, by lapse of time or otherwise, the Tenant shall pay the Landlord rent at double the Gross Rent immediately preceding said holdover, computed on a per month basis, for the time the Tenant thus remains in possession. The provisions of this Paragraph do not waive the Landlord's right of re-entry or any other right hereunder. Any retention of the Premises after the termination of this Lease or any extension thereof shall be considered as a month-to-month holdover unless otherwise agreed to in writing by both parties.

        27.    BROKERS.

               Landlord and Tenant acknowledge that there is no broker involved in this transaction.

        28.    WAIVER.

               The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of Gross Rent or other sum due hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular Gross Rent or other sum due so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such Gross Rent or other sum due.

        29.    QUIET POSSESSION.

               Upon Tenant paying the Gross Rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all provisions of this Lease, without hindrance or interruption by Landlord or any other person or person lawfully or equitably claiming by, through or under the Landlord.

        30.    SALE OF PREMISES BY LANDLORD.

               In the event of any sale of the Building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

        31.    PERSONAL PROPERTY TAXES.

               Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Premises. If any such taxes are levied against Landlord or Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Premises and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord, upon demand, that part of such taxes for which Tenant is primarily liable hereunder.

        32.    SUMS CONSIDERED RENTAL.

               For all purposes with respect to the remedies available to Landlord under this Lease and the laws of Florida, the term "rent" or "rental" shall include, without limitation, all Tax Payments and Operating Expenses, and all other payments to be made by Tenant under this Lease including any expenditures made by Landlord for which Tenant is liable under this Lease, and such sums shall be delinquent if not received by Landlord on the date on which same are due, on demand, or with the next installment of Gross Rent, whichever shall first occur.

        33.    OPTION TO RENEW.

               Provided this Lease is in good standing and Tenant is not in default hereunder, Landlord hereby gives and grants to Tenant the right, privilege and option of extending this Lease for one (1) term of two (2) years; the extended term commencing from the date of the expiration of the initial Term. In order to exercise the option herein granted, Tenant must give written notice of Tenant's intention to exercise the option to extend no less than six
(6) months prior to the expiration of the initial Term. Failure to give such notice shall make the option to extend null and void. All of the terms, covenants and conditions of the Lease will apply during the extended term, including the payment of additional rent, as otherwise provided herein. The Gross Rent during the option period shall be the Gross Rent from the last year of this lease adjusted in Paragraph six (6) of this Lease.

        34.    RULES AND REGULATIONS.

               Tenant agrees to abide by all reasonable Rules and Regulations promulgated by Landlord for the Premises and Building, as reasonably amended and supplemented from time to time, including, but not limited to, those set forth in Exhibit "B" attached hereto. Landlord will have no duty to enforce any Rules and Regulations (or terms or conditions in any other lease) as against any other tenant and Landlord will not be liable to Tenant for violation of the same, or any other act or omission, by any other tenant. Notwithstanding the foregoing, the Landlord will enforce the Rules and Regulations, if at all, uniformly with respect to all tenants.

        35.    SIGNS.

               Tenant shall not place or suffer to be placed or maintained upon any exterior door or window of the Premises, or in any other place within the Building, any sign, awning, canopy or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Premises except as approved by Landlord, which approval may be withheld by Landlord in its sole discretion. No exterior sign visible from the exterior of the Building shall be permitted.

        36.    GENERAL PROVISIONS.

               (a) NOTICES. Any notice, request, consent, approval, or demand which mayor is required or permitted to be given by either party to the other hereunder shall be in writing, and shall be deemed given when personally delivered or 72 hours after being deposited in the United

States Mail, certified, return receipt requested, with postage prepaid, or 24 hours after being given to a nationally recognized overnight courier for delivery, or when transmitted by telegraph or telex, charges prepaid, addressed to the other party at the address stated herein. However, either party, from time to time, may designate in writing such other person or place to which any communication shall thereafter be mailed. Any communication made hereunder shall be deemed made when mailed as herein provided.

               (b) MARGINAL HEADINGS. The marginal headings, numbers, index, and Article titles to the Paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

               (c) TIME. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

               (d) SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

               (e) RECORDING. Tenant shall not record this Lease or a short form memorandum hereof without the prior written consent of the other party.

               (f) PRIOR AGREEMENTS, MODIFICATIONS. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended, or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

               (g) INABILITY TO PERFORM. This Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

               (h) ATTORNEYS' FEES. Should either party employ an attorney or attorneys to enforce any of the provisions hereof, or to protect its interest in any matter arising under this Agreement, or to recover damages for the breach of this Agreement, the party prevailing in any final judgment shall be entitled to the payment by the other party of all reasonable costs, charges and expenses, including attorneys' fees at trial and at all appellate levels, if any, expended or incurred in connection therewith by the prevailing party.

               (i) SEPARABILITY. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and the balance and remainder of this Lease shall remain in full force and effect.

               (j) CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

               (k) CHOICE OF LAW. This Lease shall be construed, enforced and governed by the laws of the State of Florida.

               (l) GENDER AND NUMBER. The words "Landlord" and "Tenant" wherever used herein shall be construed to mean Landlords and Tenants in all cases where there is more than one Landlord or Tenant, and the necessary grammatical changes required to make the provisions hereof apply either to corporations or individuals, men or women, shall in all cases be assumed as though in each case fully expressed.

               (m) COUNTERPARTS. This Lease may be executed in multiple copies, each of which shall be deemed an original, and all of such copies shall together constitute one and the same instrument.

               (n) ACCEPTANCE OF FUNDS BY LANDLORD. No receipt of money by the Landlord from the Tenant after the termination of this Lease or after the service of any notice or after the commence of any suit, or after final judgment for possession of the Premises shall reinstate, continue or extend the term of this Lease or affect any such notice, demand or suit.

               (o) SIGNS AND BUILDING DIRECTORY. Tenant shall not permit the painting or display of signs or other advertising material of any kind on or near the exterior of the Premises without the prior written approval of Landlord.

               (p) WAIVER OF JURY TRIAL. Landlord and Tenant hereby waive the right to trail by jury for all matters arising out of or in connection with this

Lease.

               (q) LANDLORD'S CONSENT. In each instance in which consent of Landlord is required under this Lease, Landlord's consent shall not be unreasonably withheld or delayed. Landlord shall be deemed to have given its consent if Landlord has not responded to Tenant within ten (10) working days from the date upon which the Landlord has received written notice from Tenant requesting such consent as may be required by this Lease.

               (r) RADON GAS. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who were exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

               (s) EFFECTIVENESS OF LEASE. The submission of this Lease for examination does not constitute a reservation of or option for the Leased Premises and this Lease becomes effective as a lease only upon execution and delivery thereof by Landlord to Tenant, and the receipt of the full security deposit, and if paid by check, subject to clearance.

        IN WITNESS WHEREOF, the parties have executed this Lease on the dates specified immediately below to their respective signatures.

WITNESSES:                               LANDLORD: Life Insurance Company
                                                   of Georgia

______________________________            By:_________________________________

______________________________            Dated:  August 23,1995

                                          TENANT: HotelView Corporation

______________________________            By:     RANDY S. SELMAN

                                             ---------------------------------
                                               Randy Selman, President

______________________________            Dated:  July 21, 1995


                                          Tenant's Home Address

                                                 822 NE 73rd Street
                                                 Boca Raton, FL  33487

                                   ADDENDUM A

                          SITE PLAN & LEGAL DESCRIPTION

LEGAL DESCRIPTION OF PROPERTY

        A portion of the NW 1/4 of the NE 1/4 of Section 31, township 47 South, Range 43 East lying east of the East right-of-way line of Dixie Highway in Boca Raton, Palm Beach County, Florida and being more fully described as follows:

        commence at the Southeast corner of said NW 1/4 of the NE 1/14 thence N 01 degrees 27' 30" E, along the easterly boundary of the said NW 1/4 of the NE 1/4 of the NE 1/4, 415,00 feet to the POINT OF BEGINNING; thence N 01 degrees 27' 30" E, 282.01 feet to a point on the North line of
        Section 31; thence run due West, along said north line, 136.05 feet to a point, of the existing easterly right-of-way line of Dixie Highway; thence S 08 degrees 29' 40" W, along said easterly line, 280.66 feet to a point; thence S 88 degrees 32' 30" E, 170.38 feet to a POINT OF BEGINNING. Containing 42,907.60 square feet and subject to easements and rights-of-way of record.

TOGETHER WITH

Block 68-A, Plat "A" SPANISH RIVER LAND COMPANY, according to the plat thereof, recorded in Plat Book 16, Pages 27 thru 30, of the public records of Palm Beach County, Florida, said lands lying and being in the City of Boca Raton, Palm Beach County, Florida.

LESS: The Easterly two (2) feet of Bloc 68-A, PLAT "A" SPANISH RIVER LAND COMPANY, according to the plat thereof, recorded in Plat Book 16, Pages 27 thru 30, of the public records of Palm Beach County, Florida, said lands lying and being in the City of Boca Raton, Palm Beach County, Florida

                                   ADDENDUM B

This Addendum B shall be attached to and form a part of that certain Office Lease dated as of May 1, 1995 by and between Life Insurance Company of Georgia and HotelView Corporation.

1. USE & OCCUPANCY: Tenant acknowledges that it currently is in occupancy of the demised premises pursuant to a prior lease with Landlord, and accordingly, hereby accepts the demised premises in their current "as is" condition.

2. LEASEHOLD IMPROVEMENTS: Landlord, at its expense, shall make the following alternations as described herein completed: NONE

3. RENT PAYMENTS: Tenant will, until notified otherwise, send all rent and other payments due hereunder to Landlord at the following address:

               Life of Georgia
               c/o Grant Property Management
               1700 South Dixie Hwy.
               Suite 2AB
               Boca Raton, Florida  33432

4. GROSS RENT: Gross Rent (annually) for the initial term of this lease shall be $62,765.76 per year ($5,230.48 per month) which amount is comprised of (a) a sum calculated by adding (i) the amount obtained by multiplying an annual rate of $12.00 per square foot times tenant's rentable area of 3,525 square feet ($3,525 per month), plus (ii) applicable sales and rental taxes (subsections (i) and (ii) collectively, "Current Rent") and (b) a sum of $17,927.76 annually (inclusive of sales tax) ($1,493.98 per month, inclusive of sales tax) which shall be applied to past due rent owed and actually incurred pursuant to a preceding lease between Landlord and Tenant dated executed January 31, 1994, but effective January 18, 1994 ("Back Rent").

        The Back Rent shall be an obligation owed to Landlord personally and, at Landlord's election, shall not run with title to the property. In the event Landlord sells the property of which the demised premises are a part, Tenant shall pay Current Rent as directed by the successor owner and Back Rent as directed by Landlord, notwithstanding the sale of the property. At Landlord's election, Landlord may direct Tenant to continue paying the Back Rent portion of Gross Rent directly to the successor owner, in which instance, successor owner shall cooperate with Landlord and forward the Back Rent portion of each monthly rent payment to Landlord.

5. GUARANTEE OF RENT: As consideration for Landlord agreeing to enter into this lease and accept payment of Back Rent as set forth above, the undersigned Visual Data Corporation ("Guarantor"), the parent corporation of Tenant (Hotel View Corporation), hereby unconditionally and irrevocably guarantees the full and complete payment and performance by Tenant of all Tenant obligations under this lease. In the event this lease is terminated by Tenant (with or without Landlord's consent thereto, and whether a breach hereunder or not) or Tenant defaults in the payment or performance of its obligations hereunder, Guarantor shall immediately pay to Landlord all Back Rent due and to become due under the remaining initial term of the lease, together with all other sums due and owing (or accelerated at Landlord's election as permitted by Section 21 of the lease).

6. ONLY LEASE: This lease supersedes all preceding leases for the demised premises with HotelView Corporation. Upon the complete execution of this lease, all prior leases between Landlord and Tenant shall be null and void.

                                           Guarantor:

Witness:                                    Visual Data Corporation

_______________________                     By:/S/RANDY S. SELMAN
                                               ---------------------------------

                                            Title:  PRESIDENT

_______________________                     Date:   7/21/95
                                                 -------------------------------

                           ACKNOWLEDGMENT OF GUARANTOR

STATE OF FLORIDA      )
                      ) SS:
COUNTY OF PALM BEACH  )

The foregoing instrument was acknowledged before me this 21st day of July, 1995, by RANDY S. SELMAN as President of Visual Data Corporation, a Florida corporation, on behalf of the corporation.

                                            ------------------------------
                                            Notary Public, State of Florida

My commission expires:

Initialed by Landlord and Tenant in acknowledgment of terms and conditions of Addendum B:

Tenant:        /S/                  Landlord:      /S/
               -------                             -------
Date:          7/31/95              Date:          8/23/95
               -------                             -------

                                   EXHIBIT "A"

                   NOTICE OF NO LIABILITY UNDER SECTION 713.10
                             OF THE FLORIDA STATUTES

        THIS MEMORANDUM OF LEASE is made this __________ day of _________ 1994, by and between HotelView Corporation, a Florida corporation ("Tenant") and Life Insurance Company of Georgia ("Landlord").

                              W I T N E S S E T H:

        WHEREAS, Tenant and Landlord entered into that certain Lease dated _________, 1995 (the "Lease"), with respect to the lease of 3,525 sq. ft., in the office building commonly known as Royal Palm Towers III, located in Palm Beach County, Florida, as more particularly described on ADDENDUM "A" attached hereto and made a part hereof, and

        WHEREAS, Landlord and Tenant desire to provide notice of the Lease and to summarize certain provisions thereof.

        NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby acknowledge the following:

        1.     The Lease, among its provisions, contains the following:

               Nothing contained in the Lease shall be construed as a consent on the part of the Landlord to subject the estate of the Landlord to liability under the Mechanic's Lien Law of the State of Florida, it being expressly understood that the Landlord's estate shall not be the subject to such liability. Tenant shall strictly comply with the Mechanic's Lien law of the State of Florida as set forth in FLORIDA STATUTES, Section 713.

        2. Nothing herein shall be construed as amending or altering the terms of the Lease. In the event of a conflict with the terms of the Lease and this Memorandum, the terms of the Lease shall control.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this memorandum of lease as of the day and date first above written.

                                            Name of Company

WITNESSES:

                                            -----------------------------------
                                            a Florida corporation

______________________________              By:    ____________________________

STATE OF                     )
                             ) SS:
COUNTY OF                    )

        The foregoing instrument was acknowledged before me this _____ day of _________ 19 ___, by ________________________________________ as
_________________________ of _______________________________, a ______________,
on behalf of the___________________.


                                            -----------------------------------
                                            Notary Public, State of

My commission expires:

STATE OF                     )
                             ) SS:
COUNTY OF                    )

        The foregoing instrument was acknowledged before me this _____ day of _________ 19 ___, by ________________________________________ as
_________________________ of _______________________________, a ______________,
on behalf of the _____________________.


                                            -----------------------------------
                                            Notary Public, State of

My commission expires:

                                    EXHIBIT B

                    ROYAL PALM TOWERS CONDOMINIUM ASSOCIATION
                              RULES AND REGULATIONS

1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered or used for any purpose other than ingress and egress to and from the demised premises.

2. No awnings or other projections be attached to the outside of the Building without the Condominium Association's prior written consent. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the demised premises, without the prior written consent of the Condominium Association. Such awnings, projections, curtains, blinds, shades, screens or other fixtures are permitted they must be of a quality, type, design and color, and attached in the manner approved by the Condominium Association.

3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside or inside of the demised premises or Building without the Condominium Association's prior written consent. In the event of the violation of the foregoing, the Condominium Association may remove same without any liability, and may charge the expense incurred by such removal to the Unit Owner violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Unit Owner by the Condominium Association at the Unit Owner's expense and shall be of a color and style acceptable to the Condominium Assoc.

4. The skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any Unit Owner.

5. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules without the prior written consent of the Condominium Association.

6. The toilets and urinals and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown into them. All damages resulting from any misuse of the fixtures shall be borne by the Unit Owner who, or whose servants, employees, agents, visitors or licensees, shall have caused the same. Waste and excessive or unusual use of water shall not be allowed.

7. No Unit Owner shall mark, paint, drill into, or in any way deface any part of the demised premises or the Building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of the Condominium Association, and as the Condominium Association may direct. The expenses of any breakage, stoppage or damage resulting from a violation of the Rule shall be borne by the Unit Owner who has caused such breakage, stoppage or damage.

8. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the premises. No Unit Owner shall cause or permit any unusual or objectionable odors to be produced upon or permeates from the demised premises.

9. No space in the building shall be used for manufacturing for the storage or merchandise or for the sale of merchandise, goods or property of any kind at auction.

10. No Unit Owner shall make, or permit to be made, any unseemingly or disturbing noises or disturb or interfere with occupants of this neighboring buildings or premises or those having business with them. No Unit Owner shall throw anything out of the doors, windows or skylights or down the passageways.

11. No Unit Owner, nor any of the Unit Owner's servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the demised premises any inflammable, combustible or explosive fluid, chemical or substance.

12. No additional locks or bolts of any kind shall be placed upon any of the doors or windows, nor shall any changes be made in existing locks or the mechanism thereof. Each Unit Owner must give all keys of stores, offices, mailboxes and toilet rooms, either furnished to, or otherwise procured by such Unit Owner to Condominium Association office, and in the event of the loss of any keys so furnished, the Unit Owner shall pay to the Condominium Association the cost thereof.

13. All freight must be moved into, within and out of the Building according to such regulations as may be posted for the Building; but the Condominium Association will not be responsible for loss of or damage to such freight from any cause.

14. When electric wiring of any kind is introduced, it must be connected as directed by the Condominium Association and no boring or cutting for wires will be allowed except with the Condominium Association's consent. The location of telephones, telegraph instruments, electric appliances, call boxes etc., shall be prescribed by the Condominium Association. No apparatus of any kind shall be connected with the electric wiring without the written consent of the Condominium Association. The Unit Owners agree not to use or connect with the electric wires any more lights that are provided for in each room or any electric lamp of higher candlepower than provided, or any fan, motor or other apparatus without the Condominium Association's written consent. The Unit Owners agree not to connect with the water pipes any apparatus using water without the written consent of the Condominium Association.

15. The Condominium Association shall have the right to prohibit any advertising by any Unit Owner which, in the Condominium Association's opinion, tends to impair the reputation of the Building or its desirability as a Building for offices, and upon written notice from the Condominium Association, the Unit Owner shall refrain from or discontinue such advertising.

16. The premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

17. Canvassing, soliciting and peddling in the Building or surrounding areas is prohibited and each Unit Owner shall cooperate to prevent the same.

18. The Condominium Association Board may waive or modify any one or more of these rules for the benefit of any particular Unit Owner of said Building; but no such waiver of any such rules shall be construed as a waiver or modification of such rule in favor of any other Unit Owner of said Building, nor prevent the Condominium Association from thereafter enforcing any such rule against any or all of the Unit Owners of said Building.

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19. The Condominium Association reserves the right to make any such other and further rules and regulations as in its judgment may from time to time be necessary for the safety and cleanliness of, and for the preservation of good order in the Building and Parking Lot area. If a segment of the Parking Lot is designated for use by Unit Owner and its employees, the Unit Owner will cooperate with the Condominium Association in having its employees only park therein.

20. Each tenant moving out of or into a Building must stop moving by 8:30 A.M. or not begin before 5:30 P.M. Monday through Friday. Any hours are permissible on weekends. Any deviation must be approved by the Condominium Association Office 48 hours prior to any move.

21. No signs, advertisement, notice or other lettering shall be permitted on the premises which includes windows of individual suites. Only one sign is permitted for rental or sale of suites which will be erected and maintained by the Condominium Association and inquiries resulting from same will be directed to Unit Owners or Real Estate Companies that are tenants of this complex.

22. No owner or tenant, nor any of the Unit Owner's employees or tenant's employees shall leave a car parked in Visitor's parking space for more than 72 hours. The first offense would be a warning notification in writing from the Condo Association, if not moved then a $25.00 per day fine would be levied. The final step of having the car towed away at the owner's expense - Lien to be filed against the suite for fines and towing expense after a reasonable amount of time has elapsed.

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